Exhibit 99.5

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information of TVI Corporation (“TVI”) has been derived from the following audited and unaudited financial statements, adjusted to give effect to the acquisition of substantially all of the assets and assumption of certain liabilities of Signature Special Event Services, LLC (“SSES”) by TVI pursuant to that certain Asset Purchase Agreement, dated as of October 31, 2006 (the “Acquisition”):

•	the audited historical consolidated financial statements of TVI Corporation as of and for the year ended December 31, 2005 included in our report on Form 10-K for the year ended December 31, 2005;

•	the unaudited historical consolidated financial statements of TVI Corporation as of and for the nine months ended September 30, 2006 included in our report on Form 10-Q for the nine months ended September 30, 2006;

•	the audited historical financial statements of SSES as of and for the year ended December 31, 2005 included in this Report;

•	the unaudited historical financial statements of SSES as of and for the nine months ended September 30, 2006 included in this Report.

The unaudited pro forma combined balance sheet gives effect to the Acquisition as if it had occurred on September 30, 2006. The Acquisition will be accounted for using the purchase method of accounting under Statement of Financial Accounting Standard (SFAS) No. 141 “Business Combinations.” As of the date of filing of this Report, we have not completed the valuation studies necessary to estimate the fair values of the assets acquired and liabilities assumed, and the related allocation of the purchase price in accordance with SFAS No. 141. Accordingly, we have allocated the total estimated purchase price based on management’s preliminary estimates of their fair values.

The unaudited pro forma combined statements of income for the year ended December 31, 2005 and nine months ended September 30, 2006 have been prepared as if the Acquisition had occurred on January 1, 2005.

The Acquisition and related adjustments are described in the accompanying notes. The unaudited pro forma combined financial information has been prepared in accordance with the rules prescribed in Article 11 of Regulation S-X, and based upon currently available information and assumptions that we believe are reasonable. The unaudited pro forma financial information is for informational purposes only and does not purport to represent what our actual results or financial condition would have been had the Acquisition actually been consummated on the dates indicated and does not purport to project our results of operations for any future period or our financial condition as of any future date. No effect has been given for operational efficiencies that may be achieved in future periods.

TVI Corporation

Unaudited Pro Forma Combined Balance Sheet

As of September 30, 2006

(Dollars in thousands)

	TVI Corporation Historical	Signature Special Events Historical	Pro Forma Adjustment		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$1,649	$167	(167)	(a)
			(386)	(c)	$1,263
Marketable securities-available for sale	3,204	—			3,204
Accounts receivable, net	7,962	6,986			14,948
Inventories	6,395	—			6,395
Deferred income taxes	329	—			329
Other current assets	801	560	(290)	(a)	1,071

Total current assets	20,340	7,713			27,210

Property and equipment, net	5,039	11,112	1,558	(b)	17,709

Other assets:
Goodwill	15,602	898	(898)	(a)
			7,263	(c)	22,865
Other intangible assets, net	201	58	(58)	(a)
			1,150	(b)	1,351
Other assets	48	81	298	(c)	427

Total other assets	15,851	1,037			24,643

Total assets	$41,230	$19,862			$69,562

Liabilities and Stockholders' Equity
Current liabilities:
Line of credit	$—	$4,492	(4,492)	(a)
			18,508	(c)	$18,508
Accounts payable-trade	1,766	3,407	(220)	(a)	4,953
Accrued expenses	1,236	619	(276)	(a)	1,579
Unearned revenue		232			232
Income taxes payable	228	—			228

Total current liabilities	3,230	8,750			25,500
Notes payable		—	5,000	(c)	5,000
Deferred income taxes	40	—			40

Total liabilities	3,270	8,750			30,540

Stockholders’ equity:
Preferred stock	—	—			—
Common stock	327	—	5	(d)	332
Additional paid-in capital	24,745	—	1,057	(d)	25,802
Members’ equity		11,112	(11,112)	(a)	—
Retained earnings	12,888	—			12,888

Total stockholders’ equity	37,960	11,112			39,022

Total liabilities and stockholders’ equity	$41,230	$19,862			$69,562

TVI Corporation

Notes to Unaudited Pro Forma Combined Balance Sheet

As of September 30, 2006

(amounts in thousands)

(a) Pro forma adjustment to eliminate the following assets that were not acquired and liabilities that were not assumed as part of the Acquisition.

Cash	$167
Notes receivable from SSES LLC members	120
Prepaid insurance	278
SSES LLC credit card balances	(220)
Other prepaid expenses	12
Goodwill	898
Loan costs, net of accumulated amortization	58
Accrued payroll and related amounts	(276)
Line of credit	(4,492)
Members’ equity	(11,232)

(b) Pro forma adjustment to reflect the establishment of the basis of assets at their estimated fair market value.

Tangible assets	$1,558
Customer list intangible	400
Contract intangible	750

(c) Pro forma adjustment to reflect the Acquisition consideration and related payments and the financing under that certain Financing and Security Agreement dated October 31, 2006 between TVI and its subsidiaries and Branch Banking and Trust Company (“BB&T Credit Facility”)

Base purchase price	$20,000
Working capital excess	1,750
Finders fee	2,000
Non-compete payments	125
Acquisition costs including legal and broker fees	1,081

Total acquisition related payments	24,956
Prepaid non-compete payments	(125)
Total loan fees	(173)

Total acquisition cost	24,658
Net assets acquired	(14,687)
Fair market value adjustments	(2,708)

Goodwill	$7,263

Term loan	$5,000
Line of credit	18,508
Finders fee and non-compete payments paid in common stock	1,062
Cash	386

$24,956

(d) Pro forma adjustment to record finders fee and non-compete payments paid in TVI Corporation Common Stock.

TVI Corporation

Unaudited Pro Forma Combined Statement of Income

For the Nine Months Ended September 30, 2006

(in thousands, except per share data)

	TVI Corporation Historical (j)	Signature Special Events Historical	Pro Forma Adjustments		Pro Forma
Net sales	$25,095	$25,113	$—		$50,208
Cost of sales	(12,164)	(21,675)	—		(33,839)

Gross profit	12,931	3,438	—		16,369

Operating expenses:
Selling, general and administrative expenses	(7,813)	(5,234)	(443)	(c)
			(563)	(d)
			—	(e)
			218	(f)
			(128)	(g)	(13,963)
Research and development expenses	(1,180)	—	—		(1,180)

Total operating expenses	(8,993)	(5,234)	(916)		(15,143)

Operating income (loss)	3,938	(1,796)	(916)		1,226
Loss on termination of joint venture agreement	(282)				(282)
Interest and other income, net	169	(56)	56	(a)
			(1,115)	(b)	(946)
Other expense	—	(46)	—		(46)

Income (loss) before income taxes	3,825	(1,898)	(1,975)		(48)
Provision for income taxes	(1,451)	—	1,470	(h)	19

Income (loss) before minority interest	2,374	(1,898)	(505)		(29)
Minority interest	4	—			4

Net income (loss)	$2,378	$(1,898)	$(505)		$(25)

Earnings per common share - basic	$0.07				$0.00
Earnings per common share - fully diluted	$0.07				$0.00
Average number of common shares outstanding - basic	32,604		724	(i)	33,328
Average number of common shares outstanding - fully diluted	32,996		724	(i)	33,720

TVI Corporation

Unaudited Pro Forma Combined Statement of Income

For the Year Ended December 31, 2005

(in thousands, except per share data)

	TVI Corporation Historical (j)	Signature Special Events Historical	Pro Forma Adjustments		Pro Forma
Net sales	$32,836	$56,984	$—		$89,820
Cost of sales	(15,378)	(37,306)	—		(52,684)

Gross profit	17,458	19,678	—		37,136

Operating expenses:
Selling, general and administrative expenses	(8,368)	(6,879)	(590)	(c)
			(750)	(d)
			(6,466)	(e)
			328	(f)
			(170)	(g)	(22,895)
Research and development expenses	(1,089)	—	—		(1,089)

Total operating expenses	(9,457)	(6,879)	(7,648)		(23,984)

Operating income (loss)	8,001	12,799	(7,648)		13,152
Interest and other income, net	245	(391)	391	(a)
			(1,612)	(b)	(1,367)

Income (loss) before income taxes	8,246	12,408	(8,869)		11,785
Provision for income taxes	(3,214)	—	(1,500)	(h)	(4,714)

Income (loss) before minority interest	5,032	12,408	(10,369)		7,071
Minority interest	6	—			6

Net income (loss)	$5,038	$12,408	$(10,369)		$7,077

Earnings per common share-basic	$0.17				$0.23
Earnings per common share-fully diluted	$0.16				$0.23
Average number of common shares outstanding-basic	30,325		601	(i)	30,926
Average number of common shares outstanding-fully diluted	30,844		601	(i)	31,445

TVI Corporation

Notes to Unaudited Pro Forma Combined Statements of Income

For the Nine Months Ended September 30, 2006 and Year Ended December 31, 2005

(dollars and shares in thousands, except per share data)

(a)	To eliminate interest expense on SSES debt not assumed and interest income on cash balances not acquired in the Acquisition.

(b)	To record interest expense related to the BB&T Credit Facility.

	12/31/2005	9/30/2006
Amount borrowed on line of credit	$18,508	$18,508
Assumed interest rate	7.0%	7.0%

Line of credit interest expense	1,296	972

Term loan - beginning balance	5,000	2,500
Less payments during the period	2,500	1,875

Term loan - ending balance	2,500	625

Term loan - weighted average balance	3,750	1,563
Assumed interest rate	7.5%	7.5%

Term loan interest expense	281	117

Loan fees	173	173
Amortization period (years)	5	5

Amortization expense	35	26

Total interest expense	$1,612	$1,115

(c)	To record depreciation and amortization expense related to the adjustments to establish the tangible assets and record identifiable finite-lived intangible assets at fair market value.

			Expense
	Adjustment	Assumed Life (years)	12/31/2005	9/30/2006
Tangible assets	$1,558	6	$260	$195
Customer list intangible asset	400	5	80	60
Contract intangible asset	750	3	250	188

Total expense			$590	$443

(d)	To record expenses related to the non-compete agreements.

	12/31/2005	9/30/2006
Non-compete fee	$3,000
Term (years)	4

Expense	$750	$563

(e)	To record expenses related to the incentive compensation agreements.

	12/31/2005	9/30/2006
Income before income taxes	$12,408	$(1,898)
Pro forma adjustments affecting compensation calculation	158	90
Depreciation and amortization	3,274	2,762
Interest	91	428

EBITDA	15,931	1,382
EBITDA Threshold	3,000	3,000

50% of Excess EBITDA	$6,466	$—

(f)	To eliminate SSES management and advisory fees and guaranteed payments to members.

	12/31/2005	9/30/2006
Management and advisory fees	$284	$218
Guaranteed payments-members	44	—

	$328	$218

(g)	To adjust management salaries in connection with the employment agreements.

	12/31/2005	9/30/2006
Incremental annual salaries	$170	$128

(h)	To record estimated tax provision.

	12/31/2005	9/30/2006
Combined income (loss) before taxes	$11,785	$(48)
Combined effective tax rate	40%	40%

	4,714	(19)
TVI historical income tax provision	(3,214)	(1,451)

Adjustment to income tax provision	$1,500	$(1,470)

(i)	To record adjustment to the weighted average shares outstanding for shares issued related to non-compete and finders agreements. Fifty percent of the finders fee was paid in TVI Common Stock. For purposes of this calculation, it was assumed that fifty percent of non-compete payments were paid in TVI Common Stock and all such shares were issued on January 1, 2005.

	12/31/2005	9/30/2006
Shares issued for non-compete payments
Non-compete payments	$375	$281
Assumed stock price	2.29	2.29

Shares issued	164	123

Shares issued for finders fee payment
Finders fee payment	$1,000
Assumed stock price	2.29

Shares issued	437

Total shares issued	601	724

(j)	TVI historical financial information for the year ended December 31, 2005 represents the actual historical results of operations for TVI without giving effect to the acquisition of Safety Tech International, Inc. on November 7, 2005. If the results of operations of Safety Tech International from January 1, 2005 through November 7, 2005 had been included in the TVI historical financial information presented, giving effect to any proforma adjustments that would be necessary to present combined information as if the acquisition of Safety Tech International had occurred on January 1, 2005, the TVI historical financial information would have been adjusted as follows:

	TVI Corporation Historical	Safety Tech International Historical (1)	Pro Forma Adjustments		TVI Corporation Pro Forma
Net sales	$32,836	$5,355			$38,191
Cost of sales	(15,378)	(2,907)			(18,285)

Gross profit	17,458	2,448	—		19,906

Operating expenses:
Selling, general and administrative expenses	(8,368)	(1,529)	(26	)(2)	(9,923)
Research and development expenses	(1,089)	—			(1,089)

Total operating expenses	(9,457)	(1,529)	(26)		(11,012)

Operating income	8,001	919	(26)		8,894
Loss on termination of joint venture agreement	—	—			—
Interest and other income, net	245	68	(222	)(3)
			(59	)(4)	32

Income before income taxes	8,246	987	(307)		8,926
Provision for income taxes	(3,214)	(296)	119	(5)	(3,391)

Income before minority interest	5,032	691	(188)		5,535
Minority interest	6	—	—		6

Net income	$5,038	$691	$(188)		$5,541

Earnings per common share - basic	$0.17				$0.17
Earnings per common share - fully diluted	$0.16				$0.17

Average number of common shares outstanding - basic	30,325		1,971	(6)	32,296
Average number of common shares outstanding - fully diluted	30,844		1,971	(6)	32,815

Notes to pro forma financial information

(1)	Represents the historical operating results from January 1, 2005 through November 7, 2005, the date TVI acquired Safety Tech International.

(2)	To record amortization of acquired intangible asset over its estimated 17 year useful life.

(3)	To eliminate interest income earned during the year on $8,700 of acquisition consideration paid by TVI in the form of cash, at an assumed interest rate of 3% per year.

(4)	To eliminate investment income earned by Safety Tech International in its investment account.

(5)	To record estimated adjustment to tax provision related to the pro forma adjustments.

(6)	To adjust weighted average shares outstanding for 2,313,811 shares of restricted Common Stock issued in connection with the Acquisition.